UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant  ☒                             Filed by a party other than the registrant  ☐

Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive proxy statement

☐	Definitive additional materials

☒	Soliciting material pursuant to Rule 14a-12

RUSSELL INVESTMENT COMPANY

(Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

Russell Investment Company

Inbound Closed, Call In Queue

and End of Campaign Script

Meeting Date: May 3, 2016

Toll Free #: (844) 700-1478

INBOUND - CLOSED MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Russell Investment Company. Our offices are now closed. Please call us back during our normal business hours which are, Monday through Thursday, 9:00 AM to 10:00 PM. Eastern Time, 9:00 AM to 6:00 PM Eastern time Fridays, or between 10:00 AM and 6:00 PM Eastern time on Saturdays. Thank you.”

INBOUND - CALL IN QUEUE MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Russell Investment Company. Our proxy specialists are currently assisting other shareholders. Your call is important to us. Please continue to hold and your call will be answered in the order in which it was received.”

END OF CAMPAIGN MESSAGE:

“Thank you for calling the BFDS Proxy Line on behalf of Russell Investment Company. The Special Meeting of Shareholders has been held and as a result, this toll free number is no longer in service for proxy related shareholder calls.

If you have questions about your Russell Investment Company account, please contact your Financial Advisor or call Russell Investment Company directly at 1-800-787-7354. Thank you for investing with Russell Investments.

Russell Investment Company

Answering Machine Messages

Meeting Date: May 3, 2016

Toll Free #: (844) 700-1478

AUTOMATED ANSWERING MACHINE MESSAGE

Hello, we are calling with an important message on behalf of Russell Investment Company. You should have received proxy materials in the mail concerning the Special Meeting of Shareholders to be held on May 3, 2016.

Your participation is very important. To vote over the telephone, call toll-free at 1-844-700-1478 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday-Thursday 9am-10pm EST, Friday 9am-6 pm, and between 10am and 6pm EST on Saturdays. Voting takes just a few moments and will benefit all shareholders. Thank you for your prompt attention to this matter.

Russell Investment Company

Inbound Script

Meeting Date: May 3, 2016

Toll Free #: (844) 700-1478

Greeting:

Hello, thank you for calling Russell Investment Company proxy information line. My name is                     , may I have your name please?

Thank you Mr./Ms.                     . Are you calling regarding the upcoming Special Shareholder meeting?

IF YES:

The Board of Trustees recommends a vote “FOR” the proposal.

Would you like to vote along with the recommendation of the Board?

If Yes: Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling 1-844-700-1478. Thank you very much for your participation and have a great day/evening.

If No: How would you like to cast your vote on the proposals?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [repeat vote intention] vote, with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

1

Russell Investment Company

Inbound Script

Meeting Date: May 3, 2016

Toll Free #: (844) 700-1478

If you wish to make any changes you may contact us by calling 1-844-700-1478. Thank you very much for your participation and have a great day/evening.

IF NO:

How may I help you today? (Go to Q&A in the proxy statement to answer any questions.)

If a non-proxy related question, respond:

Mr./Ms. _____________. I apologize I do not have access to that information; please feel free to call Russell Investment Company directly at 1-800-787-7354.

IF NOT SURE HOW TO VOTE:

You may cast a FOR vote, an AGAINST Vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling (844) 700-1478. Thank you very much for your time and your vote. We hope you have a great day/evening.

What am I being asked to vote on?

Approval of a new investment advisory agreement between each Fund for which you own shares and Russell Investment Management Company, each Fund’s current investment adviser (who is referred to as “RIMCo”), as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo).

2

Russell Investment Company

Inbound Script

Meeting Date: May 3, 2016

Toll Free #: (844) 700-1478

Closing:

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

If you wish to make any changes you may contact us by calling 1-844-700-1478. Thank you very much for your participation and have a great day/evening.

3

Russell Investment Company

Outbound Script

Meeting Date: May 3, 2016

Toll Free #: (844) 700-1478

Hello, is Mr./Ms.                      available?

IF YES:

Hi Mr./Ms.                     , my name is                      and I am calling on a recorded line on behalf of your investment in the Russell Investment Company mutual funds. You were sent proxy materials requesting that you vote your shares prior to the upcoming Special Shareholder meeting scheduled to be held on May 3, 2016.

The Board of Trustees has recommended you vote for the proposal, and we are calling to ask if you would like to vote along with the recommendation of the board.

IF Shareholder NOT AVAILABLE:

Is there a better time to reach Mr./Ms.                     ? (IF YES) Make note & set up call back time.

IF YES:

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [FOR] vote, in accordance with the Board’s recommendation with respect to the proposal as set forth in the proxy materials you received.

We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling toll-free at 1-844-700-1478, Monday-Thursday 9 am-10 pm EST, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NO:

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

1

Russell Investment Company

Outbound Script

Meeting Date: May 3, 2016

Toll Free #: (844) 700-1478

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your [repeat vote intention] vote, with respect to the proposal as set forth in the proxy materials you received and we will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling toll-free at 1-844-700-1478, Monday-Thursday 9 am-10 pm EST, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your time and your vote. We hope you have a great day/evening.

IF NOT SURE HOW TO VOTE:

You may cast a FOR vote, an AGAINST vote or an ABSTAIN vote on the proposal.

How would you like to cast your vote on the proposal?

Thank you. For the record, would you please state your full name and mailing address?

Again, my name is                     , a proxy voting specialist on behalf of Russell Investment Company.

Today’s date is                      and the time is                      Eastern Time.

Mr./Ms.                     , I have recorded your vote to (repeat vote intention) with respect to the proposal as set forth in the proxy materials you received. We will be mailing you a written confirmation of your vote within 72 hours.

If you wish to make any changes you may contact us by calling toll-free at 1-844-700-1478, Monday-Thursday 9 am-10 pm EST, 9 am-6 pm Friday, and 10 am-6 pm on Saturday. Thank you very much for your time and your vote. We hope you have a great day/evening.

What am I being asked to vote on?

Approval of a new investment advisory agreement between each Fund for which you own shares and Russell Investment Management Company, each Fund’s current investment adviser (who is referred to as “RIMCo”), as a result of a transaction involving the sale of Frank Russell Company’s asset management business (including RIMCo).

2

Russell Investment Company

Outbound Script

Meeting Date: May 3, 2016

Toll Free #: (844) 700-1478

If materials not received:

I can resend the materials to you. Do you have an email address this can be sent to?

(IF YES: Type email addresses in the notes and read it back phonetically to the shareholder)

(IF NO: Continue with standard script) Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip)

Thank you. You should receive these materials shortly. Included in the email will be instructions to inform you of the methods available to you to cast your vote, one of which is to call us back toll-free at 1-844-700-1478, Monday-Thursday 9 am-10 pm EST, 9 am-6 pm Friday, and 10 am-6 pm on Saturday.

3

Postcard/insert card text, #16767

Version 1 insert: for use with initial shareholder mailing

Back window: (include Russell logo) Your vote is needed. Details inside.

Blue masthead on back: Your Investment. Your Vote. Your Voice.

Back:

Three easy ways to vote if you do not plan to attend the shareholder meeting:

•	Web. Visit the website listed on the enclosed proxy card.

•	Mail. Mail the enclosed proxy card. Please be sure to sign, date, and return the card in the included postage-paid envelope.

•	Phone. Call the phone number listed on the proxy card.

Front:

Your vote is needed.

You are a shareholder in Russell Investment Company mutual funds, and we are asking you to vote on a very important matter.

See the enclosed materials for all the details.

Your vote is urgently needed in connection with the Special Shareholder meeting, scheduled for May 3, 2016.

After careful consideration, the Russell Investment Company Board of Trustees unanimously recommends that shareholders vote in favor of the proposal.

Vote today. Thank you!

Version 2 insert: For use before shareholder meeting along with Sandy reminder letter #1 and #2:

Back window: Proxy vote deadline. Action needed. (include Russell logo)

Blue masthead on back: Your Investment. Your Vote. Your Voice.

Back:

Three easy ways to vote if you do not plan to attend the shareholder meeting:

•	Web. Visit the website listed on the enclosed proxy card.

•	Mail. Mail the enclosed proxy card. Please be sure to sign, date, and return the card in the included postage-paid envelope.

•	Call. Call the phone number listed on the proxy card.

Front:

Have you voted your shares in Russell Investment Company funds? Our current records show you haven’t yet voted.

Your vote is urgently needed in connection with the Special Shareholder meeting, scheduled for May 3, 2016.

Please vote today! It will only take a few minutes.

If we do not receive a required number of votes before the meeting, we will have to adjourn the meeting and continue to ask for your vote.

After careful consideration, the Russell Investment Company Board of Trustees unanimously recommends that shareholders vote in favor of the proposal.

Once you vote, all mailings and phone calls in this regard will stop.

Thank you for voting!

Proxy – cover letter for AI clients proxy packets (hard copies).

Dear Shareholder:

As a shareholder in one or more Russell Investment Company mutual funds, we are asking for your vote on a very important matter affecting the Funds.

The enclosed proxy statement includes details about this process. A proxy voting card with your unique control number is also enclosed. Please vote your shares prior to the Special Shareholders meeting on May 3, 2016. After careful consideration, the Board of Trustees of Russell Investment Company unanimously recommends that shareholders vote in favor of the proposal.

As a shareholder in the Russell Investment Company mutual funds, your vote is important to us. Please read the provided proxy materials and cast your vote. For your convenience, these materials are being provided to you in hard copy and email, and you may vote in any of these simple ways:

•	Web: Visit the website listed on the proxy card that is included with the proxy statement.

•	Mail: Mail the proxy card. Please be sure to sign, date, and return the card in the included postage-paid envelope.

•	Phone: Call the toll-free number listed on the proxy card.

•	In-person: Attend the shareholder meeting on May 3, 2016, which will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, at 11:00 a.m. Pacific Time.

If you have any questions about this notice or the proxy, please feel free to contact us by calling 1-800-455-3782, option 2.

We appreciate your voting. Thank you for your continued confidence in Russell Investments.

Sincerely,

Name

Account Executive

RFS 16829

Proxy – Email text for AI AEs to send to clients investing in RIC funds

Subject Line:    Important: Russell Investments Shareholder Proxy Process Information

(salutation)

As a shareholder in one or more Russell Investment Company mutual funds, we are asking for your vote on a very important matter affecting the Funds.

You will receive proxy materials in the mail in the next day or two requesting you to vote your shares prior to the Special Shareholders meeting on May 3, 2016. The materials can also be accessed via this link. A copy of your proxy card is also attached to this message. After careful consideration, the Board of Trustees of Russell Investment Company unanimously recommends that shareholders vote in favor of the proposal.

As a shareholder in Russell Investment Company mutual funds, your vote is important to us. Please read the provided proxy materials and cast your vote. For your convenience, these materials are being provided to you in hard copy and email, and you may vote in any of these simple ways:

•	Web: Click on this link www.2voteproxy.com/russell and follow the directions to vote. You will need the control number found on the attached proxy card(s).

•	Mail: Mail the proxy card(s). Please be sure to sign, date, and return the card in the postage-paid envelope included in the proxy materials.

•	Phone: Call the toll-free number listed on the proxy card.

•	In-person: Attend the shareholder meeting on May 3, 2016, which will be held at the offices of Russell Investments, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, at 11:00 a.m. Pacific Time.

If you have any other questions about this notice or the proxy, please feel free to contact me by calling 1-800-455-3782, option 2.

We appreciate your voting. Thank you for your continued confidence in Russell Investments.

(closing),

Account Executive Name

Russell Investments is a trade name and registered trademark of Frank Russell Company, a Washington USA corporation, which operates through subsidiaries worldwide and is part of London Stock Exchange Group.

Securities products and services offered through Russell Financial Services, Inc., member FINRA (www.finra.org), part of Russell Investments.

First used March 2016

RFS 16830

ACTION REQUESTED

RE:	Russell Investment Company May 3, 2016 Shareholder Meeting

Dear Shareholder:

Recently, you received proxy materials regarding a very important matter that requires your attention related to your Russell Investment Company mutual fund investments. Your voice is important in this proxy vote process and the scheduled shareholder meeting on May 3, 2016 is quickly approaching. If we do not obtain enough votes to conduct the meeting, we will have to adjourn and continue to request shareholder participation to reach required quorum.

There are several convenient ways for you to cast your vote if you don’t plan to attend the shareholder meeting:

•	Visit the website listed on your proxy card.

•	Call the toll-free number listed on your proxy card.

•	Mail the proxy card. If you choose this option, please be sure to sign, date, and return the card in the included postage-paid envelope.

After careful consideration, the Board of Trustees of Russell Investment Company unanimously recommends that shareholders vote in favor of the proposal.

Your voice is critical in this proxy vote process. Voting early will eliminate future communications from Russell Investments about the proxy, including additional mailings and possible phone calls.

We appreciate your voting. Thank you for investing with Russell Investments.

Sincerely,

Sandra Cavanaugh

President and CEO, Russell Investment Company

RFS 16766-1

IMMEDIATE RESPONSE NEEDED

RE:	Russell Investment Company May 3, 2016 Shareholder Meeting and Proxy Vote Process

Dear Shareholder:

We’ve made progress on this proxy vote, which is important to our shareholders. However, we still need your help. YOUR voice is critical in this proxy vote process. It is important that, if you do not plan to attend the shareholder meeting, we obtain your vote prior to the shareholder meeting on May 3, 2016. If we don’t receive enough votes to conduct the meeting, we will have to adjourn the meeting and continue to reach out to shareholders to request their participation.

There are several convenient ways for you to cast your vote if you don’t plan to attend the shareholder meeting:

•	Visit the website that is listed on the proxy card.

•	Call the toll-free number that is listed on the proxy card.

•	Mail the proxy card. If you choose this option, please be sure to sign, date, and return the card in the included postage-paid envelope.

After careful consideration, the Board of Trustees of Russell Investment Company unanimously recommends that shareholders vote in favor of the proposal.

We appreciate your voting. Thank you for investing with Russell Investments.

Sincerely,

Sandra Cavanaugh

President and CEO, Russell Investment Company

RFS 16766-2

Shareholder Name

Address

Address

Address

Reference Number:

URGENT NOTICE

We need your proxy vote

RE:	Russell Investment Company May 3, 2016 Shareholder Meeting and Proxy Vote Process

Dear Shareholder:

The Russell Investment Company funds’ special shareholder meeting is nearly upon us, and we still haven’t received the minimum number of votes needed for some of the funds in which you invest.

YOUR voice is critical in this proxy vote process. It is important that, if you do not plan to attend the shareholder meeting, we obtain your vote prior to the shareholder meeting on May 3, 2016.

Please vote today

Please call 1-844-700-1478 (toll free) and provide the reference number above.

•	Monday through Thursday – between 9:00 a.m. and 10:00 p.m., Eastern time

•	Friday – between 9:00 a.m. and 6:00 p.m., Eastern time

•	Saturday – between 10:00 a.m. and 6:00 p.m., Eastern time

By calling this toll-free number, you will be speaking with a representative of Boston Financial Data Services, the firm assisting Russell Investments in the effort of gathering votes.

At the time of the call, you will be asked for the reference number above in order to locate your voting record for the funds that you own. The representative will not have access to your confidential information and the telephone line is also recorded for your protection. After the call, you will receive a confirmation of your vote by return mail.

After careful consideration, the Board of Trustees of Russell Investment Company unanimously recommends that shareholders vote in favor of the proposal.

We appreciate your voting. Thank you for investing with Russell Investments.

Sincerely,

Sandra Cavanaugh

President and CEO, Russell Investment Company

RFS 16766-3A

URGENT NOTICE

We need your proxy vote

RE:	Russell Investment Company May 3, 2016 Shareholder Meeting and Proxy Vote Process

Dear Shareholder:

The Russell Investment Company funds’ special shareholder meeting is nearly upon us, and we still haven’t received the minimum number of votes needed for some of the funds in which you invest.

YOUR voice is critical in this proxy vote process. It is important that, if you do not plan to attend the shareholder meeting, we obtain your vote prior to the shareholder meeting on May 3, 2016.

There are several convenient ways for you to vote if you do not plan to attend the shareholder meeting:

•	For personal assistance, call 1-844-700-1478 (toll free) between 9:00 a.m. and 10:00 p.m. Eastern time, Monday through Thursday, between 9 a.m. and 6:00 p.m. Eastern time on Friday, and between 10:00 a.m. and 6:00 p.m. Eastern time on Saturdays.

•	By calling this toll-free number, you will be speaking with a representative of Boston Financial Data Services, the firm assisting Russell Investments in the effort of gathering votes.

•	Please have the proxy materials you received in the mail at the time you call. The representative will not have access to your confidential information and the telephone line is also recorded for your protection.

•	Visit the website listed on your proxy card.

•	Call the toll-free number listed on your proxy card.

•	Mail the proxy card. Please be sure to sign, date, and return the card in the included postage-paid envelope.

After careful consideration, the Board of Trustees of Russell Investment Company unanimously recommends that shareholders vote in favor of the proposal.

We appreciate your voting. Thank you for investing with Russell Investments.

Sincerely,

Sandra Cavanaugh

President and CEO, Russell Investment Company

RFS 16766-3B

Shareholder Name

Address

Address

Address

Reference Number:

ACTION REQUESTED

RE:	Russell Investment Company May 3, 2016 Shareholder Meeting

Dear Shareholder:

Recently, you received proxy materials regarding a very important matter that requires your attention related to your Russell Investment Company mutual fund investments. Your voice is critical in this proxy vote process and the scheduled Special Shareholder meeting on May 3, 2016 is quickly approaching.

Please vote today

Please call 1-844-700-1478 (toll free) and provide the reference number above.

•	Monday through Thursday – between 9:00 a.m. and 10:00 p.m., Eastern time

•	Friday – between 9:00 a.m. and 6:00 p.m., Eastern time

•	Saturday – between 10:00 a.m. and 6:00 p.m., Eastern time

By calling this toll-free number, you will be speaking with a representative of Boston Financial Data Services, the firm assisting Russell Investments in the effort of gathering votes.

At the time of the call, you will be asked for the reference number above in order to locate your voting record for the funds that you own. The representative will not have access to your confidential information and the telephone line is also recorded for your protection. After the call, you will receive a confirmation of your vote by return mail.

After careful consideration, the Board of Trustees of Russell Investment Company unanimously recommends that shareholders vote in favor of the proposal.

We appreciate your voting. Thank you for investing with Russell Investments.

Sincerely,

Sandra Cavanaugh

President and CEO, Russell Investment Company

RFS 16815